===============================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 6, 2004

                                   ATARI, INC.
               (Exact name of registrant as specified in charter)

                                    DELAWARE
                          (State or other jurisdiction
                        of incorporation or organization)

                         Commission File Number: 0-27338

                                   13-3689915
                      (I.R.S. employer identification no.)

                                417 FIFTH AVENUE
                            NEW YORK, NEW YORK 10016
                         (Address of principal executive
                          offices, including zip code)

                                 (212) 726-6500
              (Registrant's telephone number, including area code)

===============================================================================

Item 5. Other Events

     The version of each of the (i) Report of Independent Registered Public Accounting Firm, and (ii) Independent Public Accounting Firm's Consent, contained in Atari, Inc.'s electronically filed Annual Report on Form 10-K for the fiscal year ended March 31, 2004 did not reflect the conformed signature of Deloitte & Touche LLP thereon (although such Report and such Consent had, in fact, been signed). Copies reflecting the conformed signature on each of the Report of Independent Registered Public Accounting Firm and the Independent Public Accounting Firm's Consent are filed as Exhibits 99.1 and 99.2, respectively, to this report.

Item 7. Financial Statements and Exhibits

(c) Exhibits. The following exhibits are filed as part of this report:

Exhibit 99.1 -- Fully Conformed Copy of the Report of Independent Registered
                Public Accounting Firm, dated June 11, 2004.

Exhibit 99.2 -- Fully Conformed Copy of the Independent Public Accounting Firm's
                Consent, dated June 11, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     ATARI, INC.

                                     By:  /s/ Harry M. Rubin
                                          ------------------------------------
                                              Harry M. Rubin, Senior Executive
                                              Vice President

Date: August 6, 2004

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------
  99.1              Fully Conformed Copy of the Report of Independent Registered
                    Public Accounting Firm, dated June 11, 2004.

  99.2 Fully Conformed Copy of the Independent Public Accounting Firm's Consent, dated June 11, 2004.